Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

On January 31, 2018, the Company entered into a 50/50 joint venture with Enterprise Products Partners L.P. to build a new ethylene export facility along the U.S. Gulf Coast that will have the capacity to export approximately one million tons of ethylene per year. Refrigerated storage for 30,000 tons of ethylene will be constructed on-site and will provide the capability to load ethylene at rates of 1,000 tons per hour. The facilities are expected to be in service by the first quarter of 2020. The project is supported by long-term contracts with customers that include U.S. ethylene producer Flint Hills Resources and a major Japanese trading company.